U.S. SECURITIES AND EXCHANGE COMMISSION
                 Washington, D.C. 20549


                        FORM 8-K


                Current Report Pursuant
             to Section 13 or 15(d) of the
            Securities Exchange Act of 1934


           Date of Report  October 30, 1996


             GENERAL PARCEL SERVICE, INC.
 (Exact Name of Small Business Issuer in Its Charter)


                  State of Florida
   (State or Other Jurisdiction of Incorporation)


33-30123-A			               59-2576629
(Commission File Number)  (I.R.S. Employer Identification No.)



8923 Western Way, Suite 22     Jacksonville, FL    32256
(Address of Principal Executive Offices)        (Zip Code)


                  (904) 363-0089
         (Registrant's Telephone Number)

ITEM 5.  OTHER EVENTS

In November 1989, the Registrant issued and sold 600,000 Units aggregating 600,000 shares of Common Stock and 600,000 Common Stock Purchase Warrants under a S-18 Registration Statement filed with the Commission on November 2, 1989. The Registrant subsequently issued and sold an additional 90,000 Units to its Underwriters in accordance with and over-allotment option in its Underwriting Agreement, dated November 1, 1989, and filed as
Exhibit 1.3 to Form S-18. The terms of the Common Stock Purchase Warrants are stipulated by a Warrant Agreement ("the Agreement"), dated August 29, 1989, and filed as Exhibit 4.10 to the Registration Statement. The Agreement originally prescribed the "Warrant Expiration Date" as the earlier of the Redemption Date or November 16, 1992. The "Warrant Expiration Date" has been extended twice and currently is prescribed as the earlier of the Redemption Date or November 16, 1996.

On October 30, 1996, the Registrant's Directors unanimously adopted a resolution in accordance with Section 16 of the Agreement to redefine the Warrant Expiration Date as the earlier of the Redemption Date or November 16, 1998, thereby extending the purchase option by two years.

SIGNATURE

Pursuant to the requirements of the Security Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL PARCEL SERVICE, INC.

By:    (Signed)
    ---------------
E. Hoke Smith, Jr., President


Date:  October 31 , 1996